UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2013

_______________________________________________________________

PRIME GLOBAL CAPITAL GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

NEVADA	333-158713	26-4309660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11-2, Jalan 26/70A, Desa Sri Hartamas

50480 Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

+603 6201 3198
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 4, 2013, Weng Kung Wong, our Chief Executive Officer and Director, became a party to twelve separate Letters of Offer (collectively, the “Offer Letters”) issued by United Overseas Bank (Malaysia) Bhd. (the “Lender”) to finance the acquisition of a twelve story office building located at Megan Avenue 1, No. 189, Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia (the “Building”) at an aggregate purchase price of RM 12,300,000 on an “AS IS WHERE IS” basis. Mr. Wong entered into the Offer Letters for the benefit of PGCG Assets Holdings Sdn. Bhd., our wholly owned subsidiary, or PGCG Assets.

Pursuant to the terms of the Offer Letters, the Lender agreed to lend to Mr. Wong the aggregate principal amount of RM 8,610,000 to finance the acquisition of the Building (the “Loan”). The outstanding principal amount will accrue interest at a monthly rate equal to Lender’s publicized base lending rate less 2%. As of the date of the Offer Letters, the Bank Lending Rate was 6.60% per annum. The Loan will be repayable over a period of 24 years in monthly installments of RM 49,433 and will be secured by the Building. Lender will be entitled to assess additional fees equal to 2% of the facility (but no less than RM 5000 per facility) in the event the Loan is refinanced or the Building is redeemed or disposed of or released or discharged from the security created pursuant to the Loan within 5 years from the date of the first drawdown.

PGCG Assets will have four months from January 25, 2013, to draw down on the loan. Funding will be contingent upon the fulfillment of several conditions precedent, including without limitation, an appraisal of the Building and any other conditions precedent as may be set forth in the definitive loan documents. The terms and conditions of the Loan will be governed by definitive documents to be prepared by the Lender.

A copy of a form of the Offer Letter is incorporated herein by reference and filed as Exhibit 10.1 to this Current Report on Form 8-K.  The description of the transactions contemplated by the Offer Letters set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibits filed herewith and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Offer Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GLOBAL CAPITAL GROUP INCORPORATED
Dated: February 04 , 2013

	By:	/s/ Liong Tat Teh
Liong Tat Teh
Chief Financial Officer

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